UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report: April 5, 2023

RYMAN HOSPITALITY PROPERTIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-13079	73-0664379
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Gaylord Drive Nashville, Tennessee	37214
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (615) 316-6000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $.01	RHP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 2.02.	RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On April 5, 2023, Ryman Hospitality Properties, Inc. (the “Company”) issued a press release (the “Press Release”) announcing preliminary estimates of certain operating results as of and for the three months ended March 31, 2023. A copy of the Press Release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

The Press Release is based on preliminary estimates of certain operating results as of and for the three months ended March 31, 2023, based upon the information available to the Company as of April 5, 2023. These estimates are not a comprehensive statement of the Company’s results for such period, and the Company’s actual results may differ materially from these preliminary estimated results. These estimates are preliminary and are inherently uncertain and subject to change as the Company completes the preparation of its condensed consolidated financial statements and related notes and completion of its financial close procedures for the three months ended March 31, 2023. Therefore, you should not place undue reliance upon this information. The Company’s independent registered accounting firm has not audited, reviewed, compiled or performed any procedures with respect to the preliminary estimated financial information included in the Press Release and, accordingly, does not express an opinion or any other form of assurance with respect thereto. The Company currently intends to release its finalized first quarter earnings results after the market closes on Wednesday, May 3, 2023, and management will hold a conference call to discuss the results at 11:00 a.m. ET on Thursday, May 4, 2023. In addition, you should carefully review the Company’s condensed, consolidated financial statements for the three months ended March 31, 2023, when they become available.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” of the Company that are subject to risks and uncertainties that could cause actual results to differ materially from the statements made. You can identify these statements by the fact that they do not relate strictly to historical or current facts. Examples of these statements include, but are not limited to, statements regarding the future performance of the Company’s business, anticipated business levels and anticipated financial results for the Company during future periods, and other business or operational issues. These forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from the statements made. These risks and uncertainties include the risks and uncertainties associated with the effects of COVID-19 on the Company and the hospitality and entertainment industries generally, the geographic concentration of the Company’s hotel properties, business levels at the Company’s hotels, the effects of inflation on the Company’s business and on its customers, including group business at its hotels, the Company’s ability to remain qualified as a real estate investment trust (“REIT”) for federal income tax purposes, the Company’s ability to execute its strategic goals as a REIT, and the Company’s ability to borrow funds pursuant to its credit agreements. Other factors that could cause results to differ are described in the filings made from time to time by the Company with the U.S. Securities and Exchange Commission and include the risk factors and other risks and uncertainties described in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022 and subsequent filings. Except as required by law, the Company does not undertake any obligation to release publicly any revisions to forward-looking statements made by it to reflect events or circumstances occurring after the date hereof or the occurrence of unanticipated events.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d)       Exhibits

99.1	Press Release of Ryman Hospitality Properties, Inc. dated April 5, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RYMAN HOSPITALITY PROPERTIES, INC.

Date: April 6, 2023	By:	/s/ Scott J. Lynn
	Name:	Scott J. Lynn
	Title:	Executive Vice President, General Counsel and Secretary